Portions of this exhibit are deleted pursuant to a request for confidential treatment
- - ----------------------

                              Exhibit 10(aa)

                   Processor Joint Development Agreement


Principles

AC/FJ will design and FJ will manufacture complete S/390 processor systems for AC.

AC and FJ will have common hardware processor systems based on a Product Specification.

AC and FJ will discuss and jointly agree on a Product
Specification based on FJ product needs and AC market needs.

The attached diagram shows the roles and responsibilities of AC and FJ.

FJ is responsible for manufacturing.

Transfer price from FJ to AC must provide competitive market price and economic benefit to both AC and FJ. Transfer price will be based on [
                           ]

Contingency clauses will be renegotiated if there are modifications to the Product Specification that change the schedule.

AC and FJ Intellectual property rights to be discussed.


Price

AC pays FJ [
                             ]  Transfer price will be [





                                             ]

We expect to continue the [       ] pricing arrangement for
systems beyond [        ]  The specific structure and [
     ] for these systems to be discussed and agreed to later.


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confidential treatment
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Algorithm to determine [                 ] to be determined
later.

Prices will be adjusted [          ]

Price basis is CIP SFO Seaport or FOB Tokyo if drop shipped. AC requests to be importer of record. Final arrangements to be discussed and agreed to later.

Payment is US$ [ ] days by air or [ ] days by surface after shipment. Foreign exchange conversion to be handled as currently done by AC and FJ.

Ordering

Products initially provided by FJ [   ] days after ordered by AC.
This will be reduced to [ ] days as manufacturing processes improve. AC will provide additional [ ] day forecast for planning purposes. AC and FJ will regularly discuss long-term supply and demand planning. No volume commitments.

FJ tests maximum configuration and ships standard configuration to AC. Final configuration is done by AC in the field. AC and FJ will discuss the best way of shipping, with customer drop shipping being a long term possibility.

FJ warrants product and spares:
  design                    [         ] from FCS of system or
                            feature
  manufacturing problems    [         ] from AC receipt
  technology                based on projected vs actual failure
                            rates and time.

Product Plan

[





                                                           ]

Objective is have [                                             ]
that provide competitive performance and cost/performance.

For reference, [                         ]


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All systems support at FCS:

     [






                                              ]

Detailed product definition will be done jointly by AC and FJ, including RAS.

If FJ does not provide products on schedule, [
                                                  ]


Competitiveness

AC and FJ intend to:

     *    Provide products that compete successfully in the
          S/390market.
     * Keep products current with agreed to S/390 facilities. Compatibility upgrades [
                                                             ]
     *    Begin serious evaluation of [                        ]
          within 3 weeks of AC making the proposal. The primary criteria for deciding whether to implement a feature [


                                                           ]
     *    Deliver competitive RAS.


Development

Most development will be done and paid for by FJ. AC pays development cost of work done by AC as agreed with FJ on a task by task basis.

FJ provides [                  ] to AC in [    ] for [         ]
FJ will pay to make these [                                   ]

FJ is responsible for managing product development. The following list of responsibilities is our general understanding:

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confidential treatment
- - ----------------------
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]
[                                                          ]

FJ will pay for [
          ]  AC will pay [                           ] required
to develop AC specifications. [
    ] will be reviewed by AC and FJ.


Manufacturing

FJ is responsible for all new build, repair and update.

AC retains rights to technology and manufacturing if FJ cannot supply products.


Spares

Purchase
     *    Ac will purchase[
                                           ]




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confidential treatment
- - ----------------------


Repair
     *    FJ will repair spares with a [      ] factory turn-
          around time for FJ manufactured parts.  Parts from
          other vendors will be determined later.
     *    FJ will provide failure analysis feedback to AC within
          [         ] after receipt of failed part.


Field Support

AC and FJ will jointly discuss how to provide service tools.

FJ   3rd level support to backup AC support center.

     Timely and accurate English language documentation for field engineers. AC and FJ will insure that the English language documentation [
               ]

     Makes all FJ service tools available to AC.

     Train AC to support product.

AC Direct field support and has microcode and firmware patch capability.

     Normal sparing.

     Develops any AC unique service tools.

AC and FJ will work together to define interfaces to allow AC service tools to operate. FJ will make product changes to support these as mutually agreed to.


Exclusivity

FJ will provide S/390 compatible processors exclusively to AC.

FJ can market AC products in markets to be agreed upon based on the existing distributor relationship.

Portions of this exhibit are deleted pursuant to a request for confidential treatment
- - ----------------------

Approved


AMDAHL

/s/David L. Anderson                            December 8, 1993
- - --------------------
David L. Anderson
Vice President and General Manager
Compatible Systems



FUJITSU

/s/T. Miyazawa                                  December 9, 1993
- - --------------
T. Miyazawa
General Manager
Mainframe Division


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[GRAPH]
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Graphics Appendix List


Page           Description
- - ----           -----------
last page      Graph entitled AC Product-AC Responsible, portions
               of which have been omitted due to a request for
               confidential treatment.  The graph depicts
               Amdahl's anticipated responsibilities with respect
               to three specific phases of the product
               development namely:  Specification, Development
               and Certification.  The Specification bar,
               approximately 17.5% of the graph, show that
               approximately 80% of Specification is Common
               (shaded gray) and that approximately 20% is
               Compatibility (striped).  The following three
               lines are listed below the Specification bar in
               the graph:  (i) AC Responsible, (ii) AC/FJ jointly
               agree, and (iii) AC owns final spec.  The
               Development bar (shaded gray) represents
               approximately 65% of the graph and contains three
               white ellipses and 1 striped ellipse, comprising
               in total approximately 20% of the Development bar.
               The following two lines are listed below the
               Development bar:  (i) Responsibility   FJ      AC
               AC, and (ii) FJ responsible for project
               management.  The Certification bar, approximately
               17.5% of the graph, is striped.  The following
               line is listed below the Certification bar:  AC
               Responsible.